UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2017

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-11299	ENTERGY CORPORATION (a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000	72-1229752

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 5, 2017, Entergy Corporation (“Entergy”) held its 2017 Annual Meeting of Shareholders (“Annual Meeting”) in Little Rock, Arkansas. The matters that were submitted to its shareholders for approval at the Annual Meeting and the voting results with respect to each matter are set forth below. The proposals related to each matter are described in detail in Entergy’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 21, 2017.

Proposal 1

Entergy’s shareholders elected eleven (11) directors to serve until the next annual meeting by the following vote:

Nominee	Voted For	Voted Against	Abstentions	Broker Non-Votes
Maureen S. Bateman	133,471,223	6,772,141	230,336	16,035,970
Patrick J. Condon	138,933,716	1,316,463	223,521	16,035,970
Leo P. Denault	133,609,918	4,870,454	1,993,328	16,035,970
Kirkland H. Donald	139,560,990	688,138	224,572	16,035,970
Philip L. Frederickson	139,446,693	801,844	225,163	16,035,970
Alexis M. Herman	134,131,349	6,094,155	248,196	16,035,970
Donald C. Hintz	138,366,964	1,874,966	231,770	16,035,970
Stuart L. Levenick	138,485,946	1,738,895	248,859	16,035,970
Blanche L. Lincoln	139,359,029	863,397	251,274	16,035,970
Karen A. Puckett	139,023,476	1,217,525	232,699	16,035,970
W.J. “Billy” Tauzin	137,825,885	2,365,209	282,606	16,035,970

Proposal 2

Entergy’s shareholders approved the advisory vote to approve Named Executive Officer Compensation as set forth below:

Voted For	Voted Against	Abstentions	Broker Non-Votes
129,640,781	10,349,440	483,479	16,035,970

Proposal 3

Votes on the proposal on the frequency of future advisory votes on Executive Officer Compensation were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
122,769,452	632,754	16,539,533	511,961	16,035,970

Consistent with the recommendation of the Board and the votes of Entergy’s shareholders, Entergy intends to hold future advisory votes on the compensation of its named executive officers (or “Say-On-Pay”) annually until it next holds an advisory vote on the frequency of Say-On-Pay votes as required under SEC rules.

Proposal 4

Entergy’s shareholders ratified the selection of Deloitte & Touche LLP as our independent registered public accountants for 2017 as set forth below:

Voted For	Voted Against	Abstentions
153,224,614	2,813,773	471,283

Proposal 5

Entergy’s shareholders did not approve a shareholder proposal submitted by As You Sow, Oakland California, regarding a Report on Distributed Renewable Generation Resources as set forth below:

Voted For	Voted Against	Abstentions	Broker Non-Votes
46,989,717	87,451,207	6,032,776	16,035,970

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation
By:/s/ Marcus V. Brown
Marcus V. Brown Executive Vice President and General Counsel

Dated: May 11, 2017